LETTER OF TRANSMITTAL
                                       FOR
                          9 1/4% SENIOR NOTES DUE 2014
                                       OF

                            MEMBERWORKS INCORPORATED

                  PURSUANT TO THE EXCHANGE OFFER IN RESPECT OF
               ALL OF ITS OUTSTANDING 9 1/4% SENIOR NOTES DUE 2014
               WHICH HAVE NOT REGISTERED UNDER THE SECURITIES ACT
                                       FOR
                          9 1/4% SENIOR NOTES DUE 2014
                       REGISTERED UNDER THE SECURITIES ACT

                             ---------------------

                     PURSUANT TO THE PROSPECTUS DATED  , 2004

                             ---------------------

--------------------------------------------------------------------------------
THE EXCHANGE OFFER WILL EXPIRE AT 5:00 PM., NEW YORK CITY TIME, , 2004 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS: LaSalle Bank National Association

                By Mail:                             By Overnight Courier and By Hand:
            LaSalle Bank N.A.                                LaSalle Bank N.A.
     135 LaSalle Street, Suite 1960                    135 LaSalle Street, Suite 1960
            Chicago, IL 60603                                Chicago, IL 60603
Attention Christine Linde, Vice President        Attention Christine Linde, Vice President

                                  By Facsimile:
                                 (312) 904-2236
                         For Eligible Institutions Only

                            To Confirm by Telephone:
                                 (312) 904-5532

         DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

         By execution hereof, the undersigned acknowledges receipt of the
prospectus dated        , 2004 (the "Prospectus") of MemberWorks Incorporated, a
Delaware corporation (the "Company"), which, together with this letter of transmittal and the instructions thereto (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 9 1/4% Senior Notes due 2014 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a registration statement of which the Prospectus constitutes a part, for each $1,000 principal amount of its outstanding 9 1/4% Senior Notes due 2014 (the "Old Notes") which have not been registered under the Securities Act, upon the terms and subject to the conditions set forth in the Prospectus.

         This Letter of Transmittal is to be used by Holders (as defined below) if: (i) certificates representing Old Notes are to be physically delivered to the Exchange Agent herewith by Holders; (ii) tender of the Old Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer--Procedure for Tendering" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Old Notes (such participants, acting on behalf of Holders are referred to herein, together with such Holders, as "Acting Holders"); or (iii) tender of the Old Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure," and, in each case, instructions are being transmitted through the DTC Automated Tender Offer Program ("ATOP"). Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

         The term "Holder" with respect to the Exchange Offer means any person:
(i) in whose name Old Notes are registered on the books of the Registrar or any other person who has obtained a properly completed bond power from the registered Holder; or (ii) whose Old Notes are held of record by DTC and who desires to deliver such Old Notes by book-entry transfer at DTC.

         The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

         All capitalized terms used herein and not defined shall have the meaning ascribed to them in the Prospectus.

         The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent. See Instruction 8 herein.

         List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.


--------------------------------------------------------------------------------
                            DESCRIPTION OF OLD NOTES
--------------------------------------------------------------------------------
                                         Certificate            Aggregate
                                          Number(s)*         Principal Amount
Name(s) and Address(es) of Holder(s) (Attach signed list    Tendered (if less
      (Please fill in if blank)         if necessary)          than all)**
--------------------------------------------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
                                    --------------------------------------------
--------------------------------------------------------------------------------
Total Principal Amount of Old Notes Tendered
--------------------------------------------------------------------------------
*   Need not be completed by Holders tendering by book-entry transfer.
** Need not be completed by Holders who wish to tender with respect to all Old Notes listed. See Instruction 2.
--------------------------------------------------------------------------------

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                              --------------------------------------------------
DTC Book-Entry Account No.:
                           -----------------------------------------------------
Transaction Code No.:
                     -----------------------------------------------------------

         If Holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not immediately available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such Holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer--Guaranteed Delivery Procedure." DTC participants may also accept the Offer by submitting the notice of guaranteed delivery through ATOP.

|_| CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name(s) of Holder(s) of Old Notes:
                                  ----------------------------------------------
Window Ticket No. (if any):
                           -----------------------------------------------------
Date of Execution of Notice of Guaranteed Delivery:
                                                   -----------------------------
Name of Eligible Institution that Guaranteed Delivery:
                                                      --------------------------
If Delivered by Book-Entry Transfer:

Name of Tendering Institution:
                              --------------------------------------------------
DTC Book-Entry Account No.:
                           -----------------------------------------------------
Transaction Code No.:
                     -----------------------------------------------------------
|_| CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
     ---------------------------------------------------------------------------
Address:
        ------------------------------------------------------------------------

|_|   CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

Ladies and Gentlemen:

         Subject to the terms of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of the Company all right, title and interest in and to the Old Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee under the Indenture for the Old Notes and the New Notes) with respect to the tendered Old Notes with full power of substitution to (i) deliver certificates for such Old Notes to the Company, or transfer ownership of such Old Notes on the account books maintained by DTC together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Notes for transfer on the books of the Registrar and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

         The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned also acknowledges that this Exchange Offer is being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for sale, resold and otherwise transferred by any holder thereof (other than (i) a broker-dealer who purchased such Old Notes directly from the Company to resell pursuant to Rule 144A or any other available exemption under the Securities Act or (ii) a person that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that the holder is acquiring the New Notes in its ordinary course of business and is not participating, and has no arrangement or understanding with any person to participate in the distribution of the New Notes.

         The undersigned represents and warrants that:

         (a) the New Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving the New Notes, whether or not the person is the Holder,

         (b) neither the undersigned nor any other recipient of the New Notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the Old Notes or New Notes,

         (c) neither the undersigned nor any other recipient is an "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient represents and agrees that it may not rely on the applicable interpretations of the staff of the Securities and Exchange Commission and it will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

         (d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company within the meaning of Rule 405 promulgated under the Securities Act to distribute the New Notes,

         (e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of New Notes received in the Exchange Offer; and

         (f) the undersigned is not acting on behalf of any person or entity that could not truthfully make these representations.

By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment and transfer of the Old Notes tendered hereby.

         For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Notes when the Company has given oral or written notice (such notice, if given orally to be confirmed in writing) thereof to the Exchange Agent. If any tendered Old Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Notes will be returned (except as noted below with respect to tenders through DTC), without expense, to the undersigned at the address shown below or at a different address as may be indicated under "Special Issuance Instructions" promptly after the Expiration Date.

         All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this Letter of Transmittal shall be binding upon the undersigned's heirs, personnel, representatives, successors and assigns.

         The undersigned understands that tenders of Old Notes pursuant to the procedures described under the caption "The Exchange Offer--Procedure for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

         All questions as to form, validity, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding.

         Unless otherwise indicated under "Special Issuance Instructions," please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and any certificates for Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signatures, unless, in either event, tender is being made through DTC. In the event that both "Special Issuance Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Notes issued in exchange for the Old Notes accepted for exchange and return any Old Notes not tendered or not exchanged in the name(s) of, and send said certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance Instructions" and "Special Delivery Instructions" to transfer any Old Notes from the name of the registered holder(s) thereof if the Company does not accept for exchange any of the Old Notes so tendered.

                           TENDERING HOLDER SIGNATURE
                  (To Be Completed by All Tendering Holders of
         Old Notes Regardless of Whether Old Notes Are Being Physically
                               Delivered Herewith)

                  (Please Complete Substitute Form W-9 Herein)

         This Letter of Transmittal must be signed by the Holder(s) of Old Notes exactly as their name(s) appear(s) on certificate(s) for Old Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Old Notes, or by person(s) authorized to become registered Holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 3 herein.

         If the signature appearing below is not of the registered Holder(s) of the Old Note, then the registered Holder(s) must sign a valid proxy.

                                Please sign here

X                                      Date:
   -------------------------------            ----------------------------------

X                                      Date:
   -------------------------------            ----------------------------------
    Signature(s) of Holder(s)
     or Authorized Signatory

Name(s):                               Address:
        --------------------------             ---------------------------------

----------------------------------     -----------------------------------------
              (Please Print)                          (including Zip Code)

Capacity:                              Area Code and Telephone No.:
         -------------------------                                 -------------

Taxpayer Identification No.:
                            ------

                          MEDALLION SIGNATURE GUARANTEE
                     (If Required--See Instruction 3 herein)


--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)


--------------------------------------------------------------------------------
               (Address (including zip code) and Telephone Number
                         (including area code) of Firm)


--------------------------------------------------------------------------------
                             (Authorized Signature)


--------------------------------------------------------------------------------
                                 (Printed Name)


--------------------------------------------------------------------------------
                                     (Title)


Date:
     -----------------------------


      SPECIAL ISSUANCE INSTRUCTIONS                                       SPECIAL DELIVERY INSTRUCTIONS
  (See Instruction 1, 3, 4 and 5 herein)                             (See Instruction 1, 3, 4 and 5 herein)

To be completed ONLY if certificates for Old Notes in a         To be completed ONLY if certificates for Old Notes
principal amount not tendered are to be issued in the           in a principal amount not tendered or not accepted
name of, or the New Notes issued pursuant to the                for purchase or the New Notes issued pursuant to the
Exchange Offer are to be issued to the order of,                Exchange Offer are to be sent to someone other than
someone other than person or persons whose signature(s)         the person or persons whose signature(s) appear(s)
appear(s) within this Letter of Transmittal or issued           within this Letter of Transmittal or issued to an
to an address different from that shown in the box              address different from that shown in the box
entitled "Description of Old Notes" within this Letter          entitled "Description of Old Notes" within this
of Transmittal, or if Old Notes tendered by book-entry          Letter of Transmittal.
transfer that are not accepted for purchase are to be
credited to an account maintained at DTC.

Name:                                                           Name:
         ------------------------------------------                       -----------------------------------------------
                    (Please Print)                                                       (Please Print)


Address:                                                        Address:
         ------------------------------------------                       -----------------------------------------------
                     (Please Print)                                                       (Please Print)

---------------------------------------------------                       -----------------------------------------------

---------------------------------------------------                       -----------------------------------------------
                       (Zip Code)                                                           (Zip Code)


--------------------------------------------------                        -----------------------------------------------
            (Taxpayer Identification Number)                                        (Taxpayer Identification Number)
               (See Substitute Form W-9)                                               (See Substitute Form W-9)

                                  INSTRUCTIONS

                    Forming Part of the Terms and Conditions
                              of the Exchange Offer

         1. Delivery of this Letter of Transmittal and Old Notes. The certificates for the tendered Old Notes (or a confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Notes delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Notes should be sent to the Company.

         Holders who wish to tender their Old Notes and (i) whose certificates representing such Old Notes are not immediately available, (ii) who cannot deliver their certificates representing such Old Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date or (iii) who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Old Notes and follow the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution;
(ii) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made by guaranteed delivery and guaranteeing that, within five business days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Notes (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any of the required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Notes in proper form for transfer (or a confirmation of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption "Guaranteed Delivery Procedure". Any Holder of Old Notes who wishes to tender his Old Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holders of Old Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

         2. Partial Tenders. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 and integral multiples thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the chart entitled "Description of Old Notes." The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, Old Notes for the principal amount of Old Notes not tendered and a certificate or certificates representing New Notes issued in exchange for any Old Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this Letter of Transmittal or unless tender is made through DTC, promptly after the Old Notes are accepted for exchange.

         3. Signatures on the Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever.

         If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of Old Notes tendered and the certificate(s) for New Notes issued in exchange therefor is to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered Old Note, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder(s) of any Old Notes listed, such Old Notes must be endorsed or accompanied by appropriate bond powers signed as the name of the registered Holder(s) appears on the Old Notes.

         If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

         Endorsements on Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a recognized member of the Medallion Signature Guarantee Program.

         Signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by a recognized member of the Medallion Signature Guarantee Program unless the Old Notes tendered pursuant thereto are tendered (i) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of Old Notes) who has not completed the box set forth herein entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" or (ii) for the account of a member of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution").

         4. Special Issuance and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which New Notes or substitute certificates representing Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of the Old Notes through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

         5. Transfer Taxes. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes or Old Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

         Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

         6. Waiver of Conditions. The Company reserves the absolute right to amend, waive or modify specified conditions in the Exchange Offer in the case of all Old Notes tendered.

         7. Mutilated, Lost, Stolen or Destroyed Old Notes. Any tendering Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated in this Letter of Transmittal for further instruction.

         8. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

         9. Withdrawal. Tenders may be withdrawn only pursuant to the limited withdrawal rights set forth in the Prospectus under the caption "The Exchange Offer--Withdrawal of Tenders".

                            IMPORTANT TAX INFORMATION

         Under U.S. federal income tax laws, a Holder who tenders Old Notes in the Exchange Offer is required to provide the Exchange Agent (as payer) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to New Notes acquired pursuant to the Exchange Offer may be subject to backup withholding.

         Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8 BEN, Form W-ECI or other appropriate form signed under penalties of perjury, attesting to that Holder's exempt status. Form W-8 BEN and Form W-ECI can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

         If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund or credit may be obtained provided that the required information is furnished to the Internal Revenue Service.


Purpose of Substitute Form W-9

         To prevent backup withholding, a tendering Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.


What Number to Give the Exchange Agent

         The Holder is required to give the Exchange Agent the TIN (i.e., social security number or employer identification number) of the registered Holder of the Old Notes. If the Old Notes are held in more than one name or are not held in the name of the beneficial owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

-----------------------------------------------------------------------------------------------------------------------------------
                                    REQUESTER'S NAME: LaSalle Bank National Association

              SUBSTITUTE                 Part 1-- PLEASE PROVIDE YOUR TIN IN THE    Social Security Number
                                         BOX AT THE RIGHT AND CERTIFY BY SIGNING    OR
               Form W-9                  AND DATING BELOW                           Employer Identification Number
                                         Part 2 -- Certification -- Under
                                         Penalties of Perjury, I certify that:             Part 3 --
  Department of the Treasury Internal
            Revenue Service              (1)  The number shown on this form is           Awaiting TIN  |_|
                                              my correct Taxpayer Identification
          Payer's Request for                 Number (or I am waiting for a
        Taxpayer Identification               number to be issued to me), and
              Number (TIN)
                                         (2)  I am not subject to backup
                                              withholding either because (a) I
                                              am exempt from backup withholding,
--------------------------------------        (b) I have not been notified by
          Please fill-in your                 the Internal Revenue Service
            Name and Address:                 ("IRS") that I am subject to
                                              backup withholding as a result of
                                              failure to report all interest or
--------------------------------------        dividends, or (c) the IRS has
                Name                          notified me that I am no longer
                                              subject to backup withholding, and

                                         (3)  I am a U.S. person (including a
                                              U.S. resident alien).
--------------------------------------
      Address (Number and Street)

                                         Certification Instructions -- You must cross out item (2) in Part 2 above if
---------------------------------------  you have been notified by the IRS that you are subject to backup withholding
    City, State and Zip Code             because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you arc no longer subject to backup withholding, do not cross out item (2).

                                         SIGNATURE:                                       DATE:
                                                   -----------------------------                -----------------------
---------------------------------------- ------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
       PART 3 OF SUBSTITUTE FORM W-9.

--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that until I provide a taxpayer identification number, all reportable payments made to me will be subject to backup withholding.

Signature:                                            Date:
           -------------------------------                  --------------------
--------------------------------------------------------------------------------

                  The Exchange Agent for the Exchange Offer Is:

                        LaSalle Bank National Association

                    By Mail:                             By Overnight Courier and By Hand:
                LaSalle Bank N.A.                                LaSalle Bank N.A.
         135 LaSalle Street, Suite 1960                    135 LaSalle Street, Suite 1960
                Chicago, IL 60603                                Chicago, IL 60603
   Attention: Christine Linde, Vice President        Attention: Christine Linde, Vice President

                                  By Facsimile:
                                 (312) 904-2236
                         For Eligible Institutions Only

                            To Confirm by Telephone:
                                 (312) 904-5532
